EXHIBIT 24
FSI INTERNATIONAL, INC.
Power of Attorney
of Director or Officer
     The undersigned director and/or officer of FSI INTERNATIONAL, INC. (the “Corporation”), a Minnesota corporation, hereby makes, constitutes, and appoints PATRICIA M. HOLLISTER, the undersigned’s true and lawful attorney-in-fact, with full power of substitution or resubstitution for the undersigned and in the undersigned’s name, place, and stead, to sign and affix the undersigned’s name as a director and/or officer of the Corporation to a Registration Statement, under the Securities Act of 1933, as amended, on Form S-8 and all amendments (including post-effective amendments) thereto, to be filed by the Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1993, as amended, of shares of Common Stock to be issued by the Corporation under its 2008 Omnibus Stock Plan and Employees Stock Purchase Plan and to file the Registration Statement, with all exhibits thereto and other supporting documents, with the Commission, granting unto the attorney-in-fact full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact or any substitute, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF the undersigned has set the undersigned’s hand this 17th day of March 2008.

/s/ Donald S. Mitchell
Donald S. Mitchell

FSI INTERNATIONAL, INC.
Power of Attorney
of Director or Officer
     The undersigned director and/or officer of FSI INTERNATIONAL, INC. (the “Corporation”), a Minnesota corporation, hereby makes, constitutes, and appoints DONALD S. MITCHELL and PATRICIA M. HOLLISTER, and each one of them, the undersigned’s true and lawful attorneys-in-fact, with full power of substitution and resubstitution for the undersigned and in the undersigned’s name, place, and stead, to sign and affix the undersigned’s name as a director and/or officer of the Corporation to a Registration Statement, under the Securities Act of 1933, as amended, on Form S-8 and all amendments (including post-effective amendments) thereto, to be filed by the Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock to be issued by the Corporation under its 2008 Omnibus Stock Plan and Employees Stock Purchase Plan and to file the Registration Statement, with all exhibits thereto and other supporting documents, with the Commission, granting unto the attorneys-in-fact, and each of them full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or either of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF the undersigned has set the undersigned’s hand this 15th day of March 2008.

/s/ James A. Bernards
James A. Bernards

FSI INTERNATIONAL, INC.
Power of Attorney
of Director or Officer
     The undersigned director and/or officer of FSI INTERNATIONAL, INC. (the “Corporation”), a Minnesota corporation, hereby makes, constitutes, and appoints DONALD S. MITCHELL and PATRICIA M. HOLLISTER, and each one of them, the undersigned’s true and lawful attorneys-in-fact, with full power of substitution and resubstitution for the undersigned and in the undersigned’s name, place, and stead, to sign and affix the undersigned’s name as a director and/or officer of the Corporation to a Registration Statement, under the Securities Act of 1933, as amended, on Form S-8 and all amendments (including post-effective amendments) thereto, to be filed by the Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock to be issued by the Corporation under its 2008 Omnibus Stock Plan and Employees Stock Purchase Plan and to file the Registration Statement, with all exhibits thereto and other supporting documents, with the Commission, granting unto the attorneys-in-fact, and each of them full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or either of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF the undersigned has set the undersigned’s hand this 14th day of March 2008.

/s/ Terrence W. Glarner
Terrence W. Glarner

FSI INTERNATIONAL, INC.
Power of Attorney
of Director or Officer
     The undersigned director and/or officer of FSI INTERNATIONAL, INC. (the “Corporation”), a Minnesota corporation, hereby makes, constitutes, and appoints DONALD S. MITCHELL and PATRICIA M. HOLLISTER, and each one of them, the undersigned’s true and lawful attorneys-in-fact, with full power of substitution and resubstitution for the undersigned and in the undersigned’s name, place, and stead, to sign and affix the undersigned’s name as a director and/or officer of the Corporation to a Registration Statement, under the Securities Act of 1933, as amended, on Form S-8 and all amendments (including post-effective amendments) thereto, to be filed by the Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock to be issued by the Corporation under its 2008 Omnibus Stock Plan and Employees Stock Purchase Plan and to file the Registration Statement, with all exhibits thereto and other supporting documents, with the Commission, granting unto the attorneys-in-fact, and each of them full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or either of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF the undersigned has set the undersigned’s hand this 15th day of March 2008.

/s/ Willem D. Maris
Willem D. Maris

FSI INTERNATIONAL, INC.
Power of Attorney
of Director or Officer
     The undersigned director and/or officer of FSI INTERNATIONAL, INC. (the “Corporation”), a Minnesota corporation, hereby makes, constitutes, and appoints DONALD S. MITCHELL and PATRICIA M. HOLLISTER, and each one of them, the undersigned’s true and lawful attorneys-in-fact, with full power of substitution and resubstitution for the undersigned and in the undersigned’s name, place, and stead, to sign and affix the undersigned’s name as a director and/or officer of the Corporation to a Registration Statement, under the Securities Act of 1933, as amended, on Form S-8 and all amendments (including post-effective amendments) thereto, to be filed by the Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock to be issued by the Corporation under its 2008 Omnibus Stock Plan and Employees Stock Purchase Plan and to file the Registration Statement, with all exhibits thereto and other supporting documents, with the Commission, granting unto the attorneys-in-fact, and each of them full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or either of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF the undersigned has set the undersigned’s hand this 14th day of March 2008.

/s/ David V. Smith
David V. Smith